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                                  EXHIBIT 32.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Greg Smith, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-QSB of ERF Wireless, Inc. for the quarter ended September 30, 2006 (the "Form 10-QSB"), that the Form 10-QSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of ERF Wireless, Inc. for the periods covered by the Form 10-QSB.

     DATED: NOVEMBER 20, 2006               BY: /s/ R. Greg Smith
                                                --------------------------------
                                                R. GREG SMITH,
                                                CHIEF FINANCIAL OFFICER